Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement (“Amendment”) is made as of December 19, 2014 (“Fifth Amendment Effective Date”) among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation, BADGER EQUIPMENT COMPANY, a Minnesota corporation, and MANITEX LOAD KING, INC., a Michigan corporation (each, individually a “US Borrower,” and collectively the “US Borrowers”) and MANITEX LIFTKING, ULC, an Alberta company (the “Canadian Borrower” and, together with the US Borrowers, the “Borrowers” and each individually, a “Borrower”) and the other Credit Parties (as defined in the Credit Agreement, defined below) and COMERICA BANK, a Texas banking association (in its individual capacity, “Comerica”), as US Agent, US Swing Line Lender, US Issuing Lender and a US Lender, COMERICA BANK, a Texas banking association and authorized foreign bank under the Bank Act (Canada), through its Toronto branch (in its individual capacity, “Comerica Canada”) as Canadian Agent, Canadian Swing Line Lender, Canadian Issuing Lender and a Canadian Lender, FIFTH THIRD BANK, an Ohio banking corporation, as a US Lender, (Canadian Lender, Canadian Swing Line Lender, US Lenders and US Swing Line Lender are sometimes referred to herein collectively as the “Lenders”).

PRELIMINARY STATEMENT

The Borrowers, the Credit Parties, US Agent, Canadian Agent and the Lenders entered into a Credit Agreement dated August 19, 2013, as amended by that First Amendment to Credit Agreement dated as of October 15, 2013, that Second Amendment to Credit Agreement dated as of November 26, 2013, that Third Amendment to Credit Agreement dated as of April 22, 2014, and Amendment No. 4 to Credit Agreement dated as of July 21, 2014 (as amended the “Credit Agreement”) providing terms and conditions governing certain loans and other credit accommodations extended by the US Agent, Canadian Agent and Lenders to Borrowers (“Obligations”).

Borrowers, US Agent, Canadian Agent and the Lenders have agreed to amend the terms of the Credit Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendment.

(a) The following terms and their respective definitions are hereby added to Section 1.1 of the Credit Agreement in their respective alphabetical order:

“ASV Equity Investment” shall mean the investment by US Borrower, in an amount not in excess of Twenty Five Million US Dollars (US$25,000,000), representing the purchase price for the ASV Joint Venture.

“ASV Joint Venture” shall mean the purchase by US Borrower of 51% of the Equity Interest in A.S.V. Inc. from Terex Corporation.

“Restricted Subsidiary” means, as to any Person, each Subsidiary of such Person that is not an Unrestricted Subsidiary.

“Unrestricted Subsidiary” means (a) any Subsidiary of the Parent that is designated by a Responsible Officer of the Parent as an Unrestricted Subsidiary which designation is consented to by Agent on behalf of Lenders, and such entity is listed on Schedule 6.18 hereto, but only to the extent that: (i) except as permitted by Section 8, such Subsidiary is not party to any agreement, contract, arrangement or understanding with any Restricted Entity; (ii) except as permitted by Section 8.7, such Subsidiary is a Person with respect to which neither the Parent nor any of its Restricted Subsidiaries has any direct or indirect obligation (A) to subscribe for additional Equity Interests other than those provided in Section 8.5, or (B) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and (iii) such Subsidiary has not been re-designated as a Restricted Subsidiary, and (b) any Subsidiary of a Subsidiary that becomes an Unrestricted Subsidiary pursuant to the preceding clause (a); provided that such Subsidiary of the Unrestricted Subsidiary must also comply with the preceding conditions.

(b) The following terms and their respective definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Canadian Borrowing Base” shall mean, as of any date of determination thereof, without duplication, an amount equal to the sum of:

(a) ninety percent (90%) of Canadian Borrowing Base Obligors’ Eligible Insured Accounts; plus

(b) plus eighty-five percent (85%) of Canadian Borrowing Base Obligors’ Eligible Accounts; plus

(c) eighty-five percent (85%) of Canadian Borrowing Base Obligors’ Eligible Government Accounts; plus

(d) the lesser of (i) 50% of Canadian Borrowing Base Obligors’ Eligible Inventory, including work-in-process which is properly classified under GAAP as work-in-process inventory up to the maximum amount of the Canadian WIP Cap, or (ii) the Canadian Inventory Cap; minus

(e) Priority Payables;

provided that (x) the Canadian Borrowing Base shall be determined on the basis of the most current Canadian Borrowing Base Certificate required or permitted to be submitted hereunder, and (y) any reserves or other adjustments established by the Canadian Agent or the Majority Canadian Revolving Credit Lenders on the basis of any subsequent collateral audits conducted hereunder, all in accordance with ordinary and customary asset-based lending standards, as reasonably determined by the Canadian Agent and the Majority Canadian Revolving Credit Lenders. For greater certainty, Canadian Borrowing Base Obligors’ Eligible Accounts and Eligible Inventory shall not include inventory financed pursuant to the Specialized Equipment Export Facility and accounts derived therefrom and provided, further such inventory financed by the Specialized Equipment Export Facility and accounts derived therefrom shall be detailed in a schedule to the Canadian Borrowing Base Certificate.

“Canadian Inventory Cap” shall mean CDN$9,000,000 from the Fifth Amendment Effective Date and thereafter.

“Canadian WIP Cap” shall mean CDN$3,000,000 from the Fifth Amendment Effective Date and thereafter.

“US Borrowing Base” shall mean, as of any date of determination thereof, an amount equal to the sum of:

(a) eighty-five percent (85%) of US Borrowing Base Obligors’ Eligible Accounts, plus

(b) lesser of (i) eighty-five percent (85%) of US Borrowing Base Obligors’ Eligible Bill and Hold Receivables, and (ii) US$10,000,000, plus

(c) the lesser of (i) fifty percent (50%) of US Borrowing Base Obligors’ Eligible Inventory, or (ii) US$26,500,000, plus

(d) the lesser of (i) 80% of the cost of Eligible Used Equipment Amount to be used for resale or rent, or (ii) US$2,000,000 in the aggregate for the term of the US Revolving Credit,

provided that (x) the US Borrowing Base shall be determined on the basis of the most current US Borrowing Base Certificate required or permitted to be submitted hereunder, and (y) the amount determined as the US Borrowing Base shall be subject to, without duplication, any reserves for contras/offsets, drop ship receivables, inventory-in-transit, potential offsets due to customer deposits, discount arrangements, chargebacks, disputed accounts (or potential chargebacks or disputed accounts), and such other reserves as reasonably established by the US Agent, at the direction or with the concurrence of the Majority US Revolving Lenders from time to time, including, without limitation any reserves or other adjustments established by the US Agent or the Majority US Revolving Credit Lenders on the basis of any subsequent collateral audits conducted hereunder, all in accordance with ordinary and customary asset-based lending standards, as reasonably determined by the US Agent and the Majority US Revolving Credit Lenders.

(c) Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.12 Use of Proceeds of Advances. Advances of the US Revolving Credit shall be used to (i) finance a portion of the ASV Equity Investment up to the maximum amount of US$5,000,000, and (ii) the US Borrowers’ working capital and such other lawful corporate purposes.”

(d) Paragraph (h) of Section 8.1 (Limitation on Debt) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h) the unsecured debt of Parent to Terex Corporation in the aggregate amount of US$1,4000,000 evidenced by a promissory note dated on or about December 19, 2014, and additional unsecured Debt not otherwise described in paragraphs (a) through (g) above, provided that both at the time of and immediately after giving effect to the incurrence thereof (i) no Default or Event of Default shall have occurred and be continuing or result therefrom and (ii) the aggregate amount of all such Debt shall not exceed US$500,000, or the Equivalent Amount in Canadian Dollars at any one time outstanding;”

(e) Section 8.1 (Limitation on Debt) of the Credit Agreement is hereby amended by deleting the “.” at end of paragraph (i) and replacing it with “; and” and the following paragraph (j) is hereby added to Section 8.1:

“(j) Debt owing from Parent to Terex Corporation pursuant to an unsecured convertible debenture in the maximum amount of US$7,500,000 to finance a portion of the purchase price of the ASV Joint Venture.”

(f) Section 8.5 (Restricted Payments) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.5 Restricted Payments. Declare or make any distributions, dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities (collectively, “Distributions”) on account of any of its Equity Interests, as applicable, or purchase, redeem or otherwise acquire for value any of its Equity Interests, as applicable, or any warrants, rights or options to acquire any of its Equity Interests, now or hereafter outstanding (collectively, “Purchases”), except that:

(a) each Credit Party may pay cash Distributions to any Borrower;

(b) US Borrower may issue Equity Interests, warrants and/or options in satisfaction of the convertible debenture issued by Parent pursuant to the ASV Joint Venture; and

(c) each Credit Party may declare and make Distributions payable in the Equity Interests of such Credit Party, provided that the issuance of such Equity Interests does not otherwise violate the terms of this Agreement and no Default or Event of Default has occurred and is continuing at the time of making such Distribution or would result from the making of such Distribution.”

(g) Section 8.7 (Limitation on Investments, Loans and Advances) of the Credit Agreement is hereby amended by deleting the “.” at end of paragraph (i) and replacing it with “; and” and the following paragraph (j) is hereby added to Section 8.7:

“(j) the ASV Joint Venture.”

(h) Following the completion of the ASV Joint Venture, A.S.V. Inc. (“ASV”) shall be a Subsidiary of Parent. Notwithstanding anything to the contrary provided in the Credit Agreement, ASV shall be an Unrestricted Subsidiary and as such shall not be included as a Subsidiary for the purposes of the financial covenants, negative covenants or affirmative covenants, save and except to the extent included in the financial reporting of Parent as provided in Section 7.1 of the Credit Agreement.

(i) Paragraph (b) of Section 10.4 of the Credit Agreement is hereby amended to correct a scriveners error in section references, changing the reference to “Section 13.10” to “Section 13.11”.

(j) Annex II (Percentage and Allocation) to the Credit Agreement is hereby deleted and replaced in its entirety with Annex II attached hereto.

(k) Schedule 1.1 (Compliance Information) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1.1 attached hereto.

(l) Schedule 5.1(b) (Jurisdictions in which Credit Parties Do Business) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 5.1(b) attached hereto.

(m) Schedule 6.18 (Subsidiaries) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 6.18 attached hereto.

(n) Schedule 6.20 (Capital Structure) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 6.20 attached hereto.

3. Covenant. The Borrowers hereby covenant and agree to reimburse Agents for inventory appraisals on the US Borrowing Base Obligors and Canadian Borrower (excluding holding companies) with appraisal companies satisfactory to Agent, which appraisals are to be ordered within 15 Business Days of the Fifth Amendment Effective Date.

4. Consent. Agents and the Majority Lenders hereby confirm, that notwithstanding Section 8.1 (Limitation on Debt), Section 8.5 (Restricted Payments) or Section 8.7 (Limitation on Investments) of the Credit Agreement, the Majority Lenders consent to the ASV Joint Venture. This consent is not a waiver of or consent to any other event, condition, transaction, act or omission whether related or unrelated to the ASV Joint Venture which would otherwise be a violation of the terms and conditions of the Credit Agreement.

5. Representations and Warranties. The Borrowers represent, warrant, and agree that:

(a) Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Credit Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date.

(b) When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms. The Credit Agreement, as amended, along with each related document, agreement and instrument, is ratified and confirmed and shall remain in full force and effect and the Credit Parties further represent and warrant that they have taken all actions necessary to authorize the execution and performance of such documents.

(c) There is no Default or Event of Default existing under the Credit Agreement, or any related document, agreement, or instrument, and no event has occurred or condition exists that is or, with the giving of notice or lapse of time or both, would be such a default.

(d) As applicable to each such Credit Party, the articles of incorporation, articles of formation, articles of amalgamation, bylaws, operating agreements and resolutions and incumbency certificates of the Borrowers and the Guarantors delivered to US Agent and Canadian Agent in connection with the Credit Agreement on or about August 19, 2013, have not been repealed, amended or modified since the date of delivery thereof and that same remain in full force and effect.

6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

7. Governing Law. The parties agree that the terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of Michigan without regard to principles of conflicts of law.

8. No Defenses. The Credit Parties acknowledge, confirm, and warrant to US Agent, Canadian Agent and the Lenders that as of the date hereof the Credit Parties have absolutely no defenses, claims, rights of set-off, or counterclaims against US Agent, Canadian Agent and the Lenders under, arising out of, or in connection with, this Amendment, the Credit Agreement, the Loan Documents and/or the individual advances under the Obligations, or against any of the indebtedness evidenced or secured thereby.

9. Ratification. Except for the modifications under this Amendment, the parties ratify and confirm the Credit Agreement and the Loan Documents and agree that they remain in full force and effect.

10. Further Modification; No Reliance. This Amendment may be altered or modified only by written instrument duly executed by the Credit Parties and the Lenders. In executing this Amendment, the Credit Parties are not relying on any promise or commitment of US Agent, Canadian Agent and/or the Lenders that is not in writing signed by the applicable Agent and/or the Lenders.

11. Acknowledgment and Consent of Guarantors. Each of the US Credit Parties has guaranteed the payment and performance of the Obligations by Borrowers pursuant to Guaranty dated August 19, 2013 (the “Guaranty”) and with respect to North American Distribution, Inc. and North American Equipment, Inc. by way of joinder dated as of even date herewith (“Joinder Agreement”). Each of the Guarantors, by signing below, acknowledges and consents to the execution, delivery and performance of this Amendment, and agrees that the Guaranty and Joinder Agreement, as applicable, remains in full force and effect. Each of the Guarantors further represents that it is in compliance with all of the terms and conditions of its Guaranty or as applicable its Joinder Agreement.

12. Expenses. Borrowers shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of US Agent, Canadian Agent and the Lenders incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment.

13. Effectiveness and Counterparts. This Amendment may be executed in as many counterparts as US Agent, Canadian Agent, the Lenders and the Borrowers deem convenient, and shall become effective upon delivery to US Agent and Canadian Agent of: (i) all executed counterparts hereof from the Lenders and from Borrowers and each of the Guarantors; (ii) the documents listed on the Closing Checklist attached hereto as Exhibit A; and (iii) any other documents or items which US Agent or Canadian Agent may require to carry out the terms hereof.

[Signature Pages Follow]

This Amendment No. 5 to Credit Agreement is executed and delivered on the Fifth Amendment Effective Date.

COMERICA BANK, as US Agent

By:	/s/ James Q. Goudie, III
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as US Lender, as US Issuing Lender, and as US Swing Line Lender

By:	/s/ James Q. Goudie, III
James Q. Goudie, III
Its:	Vice President

COMERICA BANK, as Canadian Agent

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

COMERICA BANK, as Canadian Lender, as Canadian Issuing Lender, and as Canadian Swing Line Lender

By:	/s/ Prashant Prakash
Prashant Prakash
Its:	Portfolio Risk Manager

[Signature Page – US Lender]

FIFTH THIRD BANK, as US Lender

By:	/s/ Matthew Berman
Matthew Berman
Its:	Assistant Vice President

[Signature Page US Borrowers]

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	President

MANITEX SABRE, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

MANITEX LOAD KING, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signature Page Canadian Borrower]

MANITEX LIFTKING, ULC

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signature Page US Guarantors]

GUARANTORS:

MANITEX INTERNATIONAL, INC.		MANITEX, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

MANITEX LOAD KING, INC.		LIFTKING, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	President

MANITEX, LLC		NORTH AMERICAN EQUIPMENT, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

NORTH AMERICAN DISTRIBUTION, INC.

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

ANNEX II

PERCENTAGES AND ALLOCATIONS

REVOLVING CREDIT FACILITIES

Lenders	US Revolving Credit Percentage	US Revolving Credit Allocations		Canadian Revolving Credit Percentage	Canadian Revolving Credit Allocations		Total Allocations		Weighted Percentage
Comerica Bank	75%	US$	30,000,000.00	100%	US$	9,000,000.00	US$	39,000,000.00	79.59%
Fifth Third Bank	25%	US$	10,000,000.00	0.0%		US$0.00	US$	10,000,000.00	20.41%
TOTALS	100%	US$	40,000,000.00	100%	US$	9,000,000.00	US$	49,000,000.00	100%

Schedule 1.1

Compliance Information

Correct Legal Name	Address	Type of Organization	Jurisdiction of Organization	Tax identification number and other identification numbers
Manitex International, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Michigan	Tax: Organizational:

Manitex, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Texas	Tax: Organizational:

Manitex Sabre, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Michigan	Tax: Organizational:

Badger Equipment Company	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Minnesota	Tax: Organizational:

Manitex Load King, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Michigan	Tax: Organizational:

Manitex Liftking, ULC	9725 Industrial Drive Bridgeview, Illinois 60455	Unlimited Liability Company	Alberta	Organizational:

Liftking, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Michigan	Tax: Organizational:

Manitex, LLC	9725 Industrial Drive Bridgeview, Illinois 60455	Limited Liability Company	Delaware	Tax: Organizational:

North American Equipment, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Illinois	Tax: Organizational:

North American Distribution, Inc.	9725 Industrial Drive Bridgeview, Illinois 60455	Corporation	Illinois	Tax: Organizational:

Schedule 5.1(b)

Jurisdictions in Which Credit Parties Do Business

Credit Party	Jurisdiction
Manitex International, Inc.	Michigan, Illinois
Manitex, Inc.	Texas, Louisiana
Manitex Sabre, Inc.	Michigan
Badger Equipment Company	Minnesota
Manitex Load King, Inc.	Michigan, Louisiana and South Dakota
Liftking, Inc.	Michigan
Manitex, LLC	Delaware
North American Equipment, Inc.	Illinois
North American Distribution, Inc.	Illinois

SCHEDULE 6.18

RESTRICTED SUBSIDIARIES

Credit Party	Restricted Subsidiaries

Manitex International, Inc.

Manitex Load King, Inc.

Manitex Sabre, Inc.

Badger Equipment Company

Quantum Value Management

CVS Farrari S.R.L.

Liftking, Inc.

Manitex, LLC

North American Equipment, Inc.

North American Distribution, Inc.

Manitex, Inc.	None

Manitex Sabre, Inc.	None

Badger Equipment Company	None

Manitex Load King, Inc.	None

Manitex Liftking, ULC	None

Liftking, Inc.	Manitex Liftking, ULC

Manitex, LLC	Manitex, Inc.

North American Equipment, Inc.	None

North American Distribution, Inc.	None

Credit Party	Unrestricted Subsidiaries

Manitex International, Inc.	A.S.V. Inc.

Schedule 6.20

Capital Structure

Credit Party	Authorized Capital (including par value)	Issued Capital	Registered Holder(s)

Manitex International, Inc. (As of August 5, 2013)

Preferred	150,000 (No par)	0	Not applicable

Common	20,000,000 (No par)	12,295,879	Public traded

Manitex, Inc.	1,000 (No par)	1,000	Manitex, LLC

Manitex Sabre, Inc.	1,000 (No par)	100	Manitex International, Inc.

Badger Equipment Company	1,000 (No par)	1,000	Manitex International, Inc.

Manitex Load King, Inc.	1,000 (No par)	100	Manitex International, Inc.

Manitex Liftking, ULC	N/A	N/A	Liftking, Inc.

Liftking, Inc.	60,000 (0.001 Par)	5,000	Manitex International, Inc.

Manitex, LLC	N/A	N/A	Manitex International, Inc.

North American Equipment, Inc.	1,000 (No par)	100	Manitex International, Inc.

North American Distribution, Inc.	1,000 (No par)	100	Manitex International, Inc.

EXHIBIT “A”

[ATTACH CLOSING CHECKLIST]

DOCUMENTATION CHECKLIST

US Borrowers:

Manitex International, Inc., a Michigan corporation

Manitex, Inc. a Texas corporation

Manitex Sabre, Inc., a Michigan corporation

Badger Equipment Company, a Minnesota corporation

Manitex Load King, Inc., a Michigan corporation

Canadian Borrower:	Manitex Liftking, ULC, an Alberta corporation

Agent:	Comerica Bank, as US Agent for all Lenders Comerica Bank, as Canadian Agent for all Canadian Lenders

Guarantors:

Liftking, Inc. (with respect to debt of US Borrowers and Canadian Borrower)

Manitex, LLC (with respect to debt of Canadian Borrower)

All US Borrowers (with respect to debt of Canadian Borrower)

North American Distribution, Inc. (New – add by Joinder) (“Distribution”)

North American Equipment, Inc. (New – add by Joinder) (“Equipment”)

Subordinate Creditor:	Terex Corporation

Transaction:	Amendment No. 5 and Add new guarantors

Closing Date:	December 19, 2014

I.	LOAN DOCUMENTATION

A.	Loan Documents

1.	Amendment No. 5 to Credit Agreement

2.	Closing Certificate

B.	Guaranties / Collateral Instruments/Agreements

3.	Subordination Agreement

4.	Joinder Agreement (Guaranty) – North American Equipment, Inc.

5.	Joinder Agreement (Security Agreement) – North American Equipment, Inc.

6.	Joinder Agreement (Guaranty) – North American Distribution, Inc.

7.	Joinder Agreement (Security Agreement) – North American Distribution, Inc.

8.	UCC-1 Financing Statement

(a)	North American Distribution, Inc.

(b)	North American Equipment, Inc.

9.	Assignment separate from Stock in Blank

(a)	North American Distribution, Inc.

(b)	North American Equipment, Inc.

10.	Original Stock Certificates to be delivered to Agent

(a)	North American Distribution, Inc.

(b)	North American Equipment, Inc.

II.	DUE DILIGENCE DOCUMENTATION

11.	UCC and Tax Lien Search

(a)	Manitex International, Inc. (Michigan)

(b)	Manitex, Inc. (Texas)

(c)	Manitex Sabre, Inc. (Michigan)

(d)	Badger Equipment Company (Minnesota)

(e)	Manitex Load King, Inc. (Michigan)

(f)	Liftking, Inc. (Michigan)

(g)	Manitex, LLC (Delaware)

(h)	North American Distribution, Inc. (Illinois)

(i)	North American Equipment, Inc. Illinois)

12.	Certificates of Insurance listing all credit parties adding the following:

(a)	Distribution

(b)	Equipment

13.	W-9’s for Distribution and Equipment

III.	ORGANIZATION DOCUMENTATION

A.	NORTH AMERICAN DISTRIBUTION, INC., an Illinois corporation
NORTH AMERICAN EQUIPMENT, INC., an Illinois corporation

14.	Omnibus Certificate of Secretary

(a)	Exhibit A-1 Articles of Incorporation – North American Equipment, Inc.

(b)	Exhibit A-2 Articles of Incorporation – North America Distribution, Inc.

(c)	Exhibit B-1 Bylaws – North American Equipment, Inc.

(d)	Exhibit B-2 Bylaws – North American Distribution, Inc.

(e)	Exhibit C-1 Resolutions – North American Equipment, Inc.

(f)	Exhibit C-2 Resolutions – North American Distribution, Inc.

15.	Certificate of Good Standing (IL) – North American Distribution, Inc., an Illinois corporation

16.	Certificate of Good Standing (IL) – North American Equipment, Inc., an Illinois corporation